_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported):  November 6, 1997


          SEQUOIA MORTGAGE FUNDING CORPORATION, (as depositor under the Deposit Trust Agreement, dated as of October 1, 1997, providing for the issuance of the Sequoia Mortgage Trust 2 Collateralized Mortgage Bonds).


               SEQUOIA MORTGAGE FUNDING CORPORATION
      -----------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware               333-22681          91-1771827
----------------------------   ------------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       591 Redwood Highway
       Suite 3120
       Mill Valley, California                       94941
     ---------------------------                  ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (415) 381-1765
                                                   ----- --------
_________________________________________________________________





Item 5.   Other Events.
----      ------------

Filing of Certain Materials
---------------------------

     In connection with the issuance by Sequoia Mortgage Trust 2 of Collateralized Mortgage Bonds (the "Bonds"), Sequoia Mortgage Funding
Corporation is filing herewith an opinion of counsel relating to the characterization of the Bonds for federal income tax purposes. The Opinion is annexed hereto on Exhibit 8.1.




Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     8.1  Opinion of Giancarlo & Gnazzo.







                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         SEQUOIA MORTGAGE FUNDING CORPORATION



                         By: /s/ Vickie L. Rath
                             -----------------------------------
                             Vickie L. Rath
                             Treasurer & Assistant Secretary



Dated:  November 6, 1997








                                Exhibit Index
                                -------------




Exhibit                                                                Page
-------                                                                ----

8.1       Opinion of Giancarlo & Gnazzo re Tax matters                    5








                                 Exhibit 8.1
                                 -----------



                                             November 6, 1997



Sequoia Mortgage Funding Corporation
591 Redwood Highway
Suite 3120
Mill Valley, CA 94941


     Re:  Sequoia Mortgage Funding Corporation Shelf Registration

Ladies and Gentlemen:

     You have requested our opinion in connection with the Prospectus Supplement, dated October 24, 1997 (the "Prospectus Supplement") to the Shelf Registration Statement on Form S-3, having Registration No. 333-22681, as amended through October 24, 1997 (the "Registration Statement") filed by Sequoia Mortgage Funding Corporation (the "Company") in connection with $749,160,000 Sequoia Trust 2 Collateralized Mortgage Bonds (the "Bonds"). The Bonds are being issued by Sequoia Mortgage Trust 2 (the ("Issuer"), a trust formed by the Company pursuant to the Deposit Trust Agreement, dated as of October 1, 1997, between the Company, as Depositor and Wilmington Trust Company, as Owner Trustee (the "Deposit Trust Agreement"), pursuant to an Indenture dated as of October 1, 1997 between the Issuer and Norwest Bank Minnesota, N.A., as Trustee (the "Indenture").

     We have acted as your special tax counsel in connection with the Registration Statement (including the Prospectus that is a part thereof) and the Prospectus Supplement, and have assisted in the preparation of the tax summary for each such document. In formulating our opinions, we have reviewed (i) the Registration Statement, including the Prospectus and the Prospectus Supplement, (ii) the Deposit Trust Agreement, the Indenture, the Administration Agreement, the Management Agreement, the Insurance Agreement, the Swap Agreement, and the Bonds, and (iii) such resolutions, certificates, records, and other documents provided by the Company as we have deemed necessary or appropriate as a basis for the opinions set forth below.

     In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or other copies, and the authenticity of the originals of such copies.

     In rendering our opinions, we have assumed that the transactions described in or contemplated by the foregoing documents have been and will be consummated in accordance with the terms of such operative documents, and that such documents accurately reflect the material facts of such transactions. Our opinion is also based on the Internal Revenue Code of 1986, as amended, administrative rulings, judicial decisions, Treasury regulations and other applicable authorities. The statutory provisions, regulations, and interpretations on which our opinion is based are subject to change, possibly retroactively. In addition, there can be no complete assurance that the Internal Revenue Service will not take positions contrary to those stated in our opinion.

     Based on the foregoing, we are of the opinion that:

     1. Although the discussion in the Prospectus and the Prospectus Supplement under the heading "Federal Income Tax Consequences" does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of the Bonds, in our opinion, such discussion taken as whole constitutes in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of the Bonds under existing law;

     2. The Bonds will be treated as indebtedness, and not as an ownership interest in the Mortgage Collateral, the Issuer or a separate association taxable as a corporation, for both United States federal and California income and franchise tax purposes; and

     3. The Issuer will not be subject to entity level taxes for United States federal and California income tax and franchise tax purposes as
     (i) an association taxable as a corporation, other than as a "qualified REIT subsidiary" within the meaning of Section 856(i) of the Code,
     (ii) a "taxable mortgage pool" within the meaning of Section 7701(i) of the Code or (iii) a "publicly traded partnership" within the meaning of
     Section 7704 of the Code.

     Other than as expressly stated above, we express no opinion on any issue relating to the Company, the Issuer, or to any series of bonds other than the Bonds described in the Prospectus Supplement, or under any law other than the federal income tax laws.

     We are furnishing this opinion to you solely in connection with the filing of the Prospectus Supplement to the Registration Statement and it is not to be relied upon, used, circulated,quoted or otherwise referred to for any other purpose without our express written permission.

     We consent to the filing of this opinion in connection with the filing of the Prospectus and Prospectus Supplement and to the reference to Giancarlo & Gnazzo, A Professional Corporation under the caption "Federal Income Tax Considerations" in the Prospectus Supplement.


                                   Very truly yours,